                      SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D.C.  20549


                                   FORM 8-K



                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report  (Date of earliest event reported)  February 28, 1995



                            STERLING SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE           COMMISSION FILE NO. 1-8465            75-1873956
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)


                   8080 NORTH CENTRAL EXPRESSWAY, SUITE 1100
                              DALLAS, TEXAS  75206
          (Address of principal executive offices, including zip code)


      Registrant's telephone number, including area code:  (214) 891-8600

Item 5.  Other Events.

   Information concerning Sterling Software, Inc.'s operations, by business segment, for each quarter of the years 1994 and 1993, restated to conform to the current year presentation, is summarized as follows (in thousands):

                                                       Three Months Ended
                                  -------------------------------------------------------
                                  December 31      March 31       June 30    September 30      Total
                                  -----------      --------      --------    ------------    ---------
Year ended September 30, 1994:
 Revenue:
  Electronic Commerce............    $ 35,866      $ 38,716      $ 42,446       $ 49,179      $166,207
  Systems Management.............      35,442        34,046        32,539         39,626       141,653
  Federal Systems................      24,718        26,945        27,296         28,014       106,973
  Applications Management........      11,893        11,972        12,212         13,857        49,934
  Corporate and other............       2,113         3,787         2,050            676         8,626
                                     --------      --------      --------       --------      --------
   Consolidated totals...........    $110,032      $115,466      $116,543       $131,352      $473,393
                                     ========      ========      ========       ========      ========
 Operating Profit (Loss):
  Electronic Commerce............    $  6,985      $ 10,894      $ 12,786       $ 18,338      $ 49,003
  Systems Management.............      12,936        12,129        10,723         13,227        49,015
  Federal Systems................       1,614         1,694         2,391          1,561         7,260
  Applications Management........       2,604         1,367         3,181          4,162        11,314
  Corporate and other............      (4,715)       (4,394)       (5,322)        (6,627)      (21,058)
                                     --------      --------      --------       --------      --------
   Consolidated totals               $ 19,424      $ 21,690      $ 23,759       $ 30,661      $ 95,534
                                     ========      ========      ========       ========      ========

Year ended September 30, 1993:
 Revenue:
  Electronic Commerce............    $ 26,826      $ 27,624      $ 33,055       $ 35,063      $122,568
  Systems Management.............      35,599        32,780        32,892         34,979       136,250
  Federal Systems................      23,747        24,805        25,700         26,544       100,796
  Applications Management........      11,557        11,109        11,694         13,481        47,841
  Corporate and other............       2,334         2,348         2,115          1,862         8,659
                                     --------      --------      --------       --------      --------
   Consolidated totals...........    $100,063      $ 98,666      $105,456       $111,929      $416,114
                                     ========      ========      ========       ========      ========

 Operating Profit (Loss):
  Electronic Commerce............    $  3,326      $  4,240      $  8,149       $  9,034      $ 24,749
  Systems Management.............       7,415         7,019         3,974          9,692        28,100
  Federal Systems................       1,580         1,657         1,370          1,688         6,295
  Applications Management........       2,783         2,331         1,999          2,868         9,981
  Restructuring cther............                                                (91,260)      (91,260)
  Corporate and other............      (5,490)       (6,360)       (6,176)        (4,667)      (22,693)
                                     --------      --------      --------       --------      --------
   Consolidated totals...........    $  9,614      $  8,887      $  9,316       $(72,645)     $(44,828)
                                     ========      ========      ========       ========      ========

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

                                   SIGNATURES
                                   ----------


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            STERLING SOFTWARE, INC.




Date:  February 28, 1995                     /s/  George H. Ellis
                                   ----------------------------------------
                                               George H. Ellis
                                           Executive Vice President
                                         and Chief Financial Officer

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